EXECUTION VERSION

Exhibit (c)

BEST INC.

As of September 17, 2019

Citibank, N.A. - ADR Department
388 Greenwich Street
New York, New York 10013

Re:	Note Conversion Letter Agreement

Ladies and Gentlemen:

We refer to the Deposit Agreement, dated as of September 22, 2017 (the “Deposit Agreement”), by and among Best Inc. (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder. Terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Deposit Agreement.

This Letter Agreement confirms our understanding and agreement as follows:

1.                  Deposit of Shares. The Company has, upon the terms set forth in the Purchase Agreement, dated September 12, 2019, among the Company and the initial purchasers (the “Initial Purchasers”) named therein (the “Purchase Agreement”), offered and sold 1.75% Convertible Senior Notes due 2024 (the “Notes”) in an aggregate principal amount not to exceed US $175,000,000 (the “Offer”) in reliance on Rule 144A and Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”). The terms of the Offer and the Notes are more fully described in the final Offering Memorandum, dated as of September 12, 2019, a copy of which has been separately delivered to the Depositary. Each Note will be convertible at the option of the holder thereof (such holder, a “Converting Noteholder”) in accordance with the terms and conditions of the Indenture (as hereinafter defined) and such Notes into ADSs and a cash payment for any fractional ADS entitlement to be distributed by the Company (the “Conversion”). In certain circumstances (as set forth below), (i) a Converting Noteholders who is not an Affiliate of the Company (a “Non-Affiliate Noteholder”) is to receive Restricted ADSs upon its Conversion of Notes (the Restricted ADSs to be received upon Conversion of Notes by a Non-Affiliate Noteholder, the “Non-Affiliate Conversion Restricted ADSs”, (ii) a Converting Noteholder who is an Affiliate of the Company at the time of the Conversion, or has been an Affiliate at any time during the 90 days immediately preceding such Conversion (an “Affiliate Noteholder”) is to receive Restricted ADSs upon its Conversion of Notes (the Restricted ADSs to be received upon Conversion by an Affiliate Noteholder, the “Affiliate Conversion Restricted ADSs”, together with the Non-Affiliate Conversion Restricted ADSs, the “Conversion Restricted ADSs” and the Shares deposited by the Company in connection with the issuance of Conversion Restricted ADSs, the “Conversion Restricted Shares”). The Company and the Depositary hereby agree that the Class A ordinary shares of the Company, par value $0.01 per share (the “Shares”), underlying the ADSs or Conversion Restricted ADSs, as applicable, that shall be delivered upon Conversion of the Notes may, along with a certified true copy of the Company’s register of members reflecting the Custodian (or its nominee) as the registered holder of the corresponding number of Shares or Conversion Restricted Shares, as applicable, be deposited with the Custodian under the Deposit Agreement, in accordance with the terms hereof and thereof.

2.                  Depositary Procedures. The Company consents, under Section 2.3 of the Deposit Agreement, to the deposit in the ADS facility of the number of Shares or Conversion Restricted Shares, as applicable, in each duly completed and signed Conversion Issuance Instruction set forth substantially in the forms of Exhibit A-1 (the “Conversion Issuance Instruction for Non-Affiliate Noteholders”) and Exhibit A-2 (the “Conversion Issuance Instruction for Affiliate Noteholders”) attached hereto (each a “Conversion Issuance Instruction”) provided by the Company to the Depositary from time to time and the issuance and delivery by the Depositary of the corresponding number of ADSs or Conversion Restricted ADSs, as applicable, upon the terms of the Deposit Agreement, as supplemented by this Letter Agreement.

In furtherance of the foregoing, the Company hereby instructs the Depositary and the Depositary agrees, upon the terms and subject to the conditions set forth in the Deposit Agreement as supplemented by this Letter Agreement, to (i) establish procedures to enable the registration and deposit of the Shares or Conversion Restricted Shares, as applicable, with the Depositary (or its nominee) by the Company as a valid registration and deposit of such Shares or Conversion Restricted Shares under the Deposit Agreement in order to enable the issuance by the Depositary of ADSs or Conversion Restricted ADSs, as applicable, issued in the name of each Converting Noteholder under the terms and subject to the conditions of this Letter Agreement upon the registration and deposit of Shares or Conversion Restricted Shares, as applicable, and (ii) in the case of the Affiliate Conversion Restricted ADSs, promptly deliver an account statement (the “Account Statement”) to the Affiliate Noteholders upon the issuance of Affiliate Conversion Restricted ADSs, in the form of uncertificated Restricted ADSs (as defined in the Deposit Agreement), upon the terms set forth herein.

3.                  Issuance and Delivery of ADSs or Conversion Restricted ADSs upon Conversion of Notes. The Company hereby instructs the Depositary to issue ADSs or Conversion Restricted ADSs, as applicable, against the registration and deposit of Shares or Conversion Restricted Shares, as applicable, by or on behalf of the Company upon Conversion of the Notes, subject to compliance with the terms and conditions of the Deposit Agreement as supplemented by this Letter Agreement, including, without limitation, receipt by the Depositary of all applicable fees. The Depositary hereby agrees to deliver ADSs or Conversion Restricted ADSs, as applicable, representing such Shares or Conversion Restricted Shares, as applicable, in accordance with the Deposit Agreement and this Letter Agreement upon prior receipt of (i) the opinions referred to in Section 14 below, (ii) confirmation of registration and deposit of the applicable Shares or Conversion Restricted Shares, as applicable, by the Company, and (iii) the relevant Conversion Issuance Instruction for each Conversion. Under the terms of this Letter Agreement and the Indenture, the outstanding Notes will be convertible as follows:

A.                Notes initially sold pursuant to Rule 144A under the Securities Act (the “Rule 144A Notes”):

(a)               prior to September 17, 2020 (or such later date as the Company may instruct the Depositary), into Non-Affiliate Conversion Restricted ADSs (CUSIP No.: 08653C 205) by Converting Noteholders that are (x) not Affiliates of the Company and (y) “qualified institutional buyers” (as defined under Rule 144A under the Securities Act), or non-U.S. persons located outside the United States (as defined under Regulation S under the Securities Act) at the time of any such Conversion, and

(b)               on or after September 17, 2020 (or such later date as the Company may instruct the Depositary), into freely transferable ADSs (CUSIP No.: 08653C 106) by Converting Noteholders that are not Affiliates of the Company.

B.                 Notes initially sold pursuant to Regulation S under the Securities Act (the “Regulation S Notes”) to Non-Affiliate Noteholders:

(a)               prior to September 17, 2020 (or such later date as the Company may instruct the Depositary), into Non-Affiliate Conversion Restricted ADSs (CUSIP No.: 08653C 205) by Converting Noteholders that are (x) not Affiliates of the Company and (y) “qualified institutional buyers”, or non-U.S. persons located outside the United States at the time of any such Conversion, and

(b)               on or after September 17, 2020 (or such later date as the Company may instruct the Depositary), into freely transferrable ADSs (CUSIP No.: 08653C 106) by Converting Noteholders that are not Affiliates of the Company .

C.                Regulation S Notes initially sold to an Affiliate Noteholder (initially, an entity affiliated with Alibaba (an “Alibaba Entity”)):

(a)               prior to September 17, 2020 (or such later date as the Company may instruct the Depositary),

(x) into Affiliate Conversion Restricted ADSs (CUSIP No.: 08653C999), if such Alibaba Entity is an Affiliate of the Company at the time of the Conversion, or has been an Affiliate at any time during the 90 days immediately preceding such Conversion, or

(y) into Non-Affiliate Conversion Restricted ADSs (CUSIP No.: 08653C 205), if such Alibaba Entity is (i) not an Affiliate of the Company at the time of the Conversion, and has not been an Affiliate of the Company at any time during the 90 days immediately preceding such Conversion, and (ii) a “qualified institutional buyer”, or a non-U.S. person located outside the United States, and

(b)               on or after September 17, 2020 (or such later date as the Company may instruct the Depositary),

(x) into Affiliate Conversion Restricted ADSs (CUSIP No.: 08653C 999), if such Alibaba Entity is an Affiliate of the Company at the time of the Conversion, or has been an Affiliate at any time during the 90 days immediately preceding such Conversion, or

(y) into freely transferrable ADSs (CUSIP No.: 08653C 106), if such Alibaba Entity is not an Affiliate of the Company at the time of the Conversion, and has not been an Affiliate of the Company at any time during the 90 days immediately preceding such Conversion.

The Depositary shall (i) cause the Non-Affiliate Conversion Restricted ADSs issued upon the deposit of the corresponding Conversion Restricted Shares to be separately identified in DTC under CUSIP No.: 08653C 205, (ii) cause the Affiliate Conversion Restricted ADSs issued upon the deposit of the corresponding Conversion Restricted Shares to be separately identified on the books of the Depositary under CUSIP No.: 08653C 999 and (iii) cause each of the Conversion Restricted Shares represented by the Non-Affiliate Conversion Restricted ADSs and the Conversion Restricted Shares represented by the Affiliate Conversion Restricted ADSs to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Conversion Restricted ADSs. It is the parties’ intention that Section 2.14 of the Deposit Agreement shall not be interpreted to limit the Non-Affiliate Conversion Restricted ADSs’ eligibility for inclusion for settlement in DTC. The Affiliate Conversion Restricted ADSs shall not be eligible for inclusion for settlement in DTC.

The Company hereby advises the Depositary, and the Depositary hereby agrees and acknowledges, that the Conversion Restricted ADSs issuable in accordance with the terms of this Letter Agreement shall be eligible to exercise all voting rights and receive dividend distributions, in each case in the manner and to the extent otherwise afforded to Restricted ADSs pursuant to the Deposit Agreement.

The Depositary is hereby authorized and directed to issue (i) the Non-Affiliate Conversion Restricted ADSs as uncertificated Restricted ADSs eligible for inclusion for settlement in DTC registered in the name of the Cede & Co., as nominee for DTC and for the benefit of the Converting Noteholders and (ii) the Affiliate Conversion Restricted ADSs as uncertificated Restricted ADSs registered on the books of the Depositary in the name of the Converting Noteholders or their designees for the benefit of such Converting Noteholders.

4.                  Stop Transfer Notation and Legend. Following the issuance thereof, the books of the Depositary shall identify both the Non-Affiliate Conversion Restricted ADSs (CUSIP No.: 08653C 205) and the Affiliate Conversion Restricted ADSs (CUSIP No.: 08653C 999) as “restricted” and shall contain a “stop transfer” notation to that effect. The Account Statements to be sent by the Depositary to Converting Noteholders upon the issuance of Affiliate Conversion Restricted ADSs shall each contain a legend substantially in the following form:

With respect to the Non-Affiliate Conversion Restricted ADSs:

“THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) AND THE UNDERLYING RESTRICTED CLASS A ORDINARY SHARES (“RESTRICTED SHARES”) OF BEST INC. (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A LETTER AGREEMENT, DATED AS OF SEPTEMBER 17, 2019 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”), BY AND BETWEEN THE COMPANY AND CITIBANK, N.A., AS DEPOSITARY, AND THE DEPOSIT AGREEMENT, DATED AS OF SEPTEMBER 22, 2017, AS MAY BE AMENDED AND SUPPLEMENTED (THE “DEPOSIT AGREEMENT”). HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs, BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. THESE RESTRICTED ADSs AND THE RESTRICTED SHARES REPRESENTED THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT OR CONTRACTUALLY RESTRICTED SECURITIES, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)	REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS (a) A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR (b) NOT A U.S. PERSON AND IS LOCATED OUTSIDE THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT, AND HAS NOT BEEN FOR THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF BEST INC. (THE “COMPANY”), AND

(2)	AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY, THE AMERICAN DEPOSITARY SHARES DELIVERABLE UPON CONVERSION OF THIS SECURITY AND THE RESTRICTED SHARES REPRESENTED THEREBY, OR ANY BENEFICIAL INTEREST HEREIN OR THEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)	TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)	PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)	TO A NON U.S. PERSON LOCATED OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR

(E)	PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE).

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, THE COMPANY, THE DEPOSITARY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE THREE IMMEDIATELY PRECEDING MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR OWN THIS NOTE, THE RESTRICTED ADSs DELIVERABLE UPON CONVERSION HEREOF AND THE RESTRICTED SHARES REPRESENTED THEREBY, OR A BENEFICIAL INTEREST HEREIN OR THEREIN.

DTC LEGEND

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.”

With respect to the Affiliate Conversion Restricted ADSs:

“THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) AND THE UNDERLYING RESTRICTED CLASS A ORDINARY SHARES (“RESTRICTED SHARES”) OF BEST INC. (THE “COMPANY”) ARE SUBJECT TO THE TERMS OF A LETTER AGREEMENT, DATED AS OF SEPTEMBER 17, 2019 (AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME, THE “RESTRICTED ADS LETTER AGREEMENT”), BY AND BETWEEN THE COMPANY AND CITIBANK, N.A., AS DEPOSITARY, AND THE DEPOSIT AGREEMENT, DATED AS OF SEPTEMBER 22, 2017, AS MAY BE AMENDED AND SUPPLEMENTED (THE “DEPOSIT AGREEMENT”). HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs, BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED ADS LETTER AGREEMENT. THESE RESTRICTED ADSs AND THE RESTRICTED SHARES REPRESENTED THEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ARE “RESTRICTED SECURITIES” WITHIN THE MEANING OF RULE 144 UNDER THE SECURITIES ACT OR CONTRACTUALLY RESTRICTED SECURITIES, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)               REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS (a) A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR (b) NOT A U.S. PERSON AND IS LOCATED OUTSIDE THE UNITED STATES (WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT AND THAT IT AND ANY SUCH ACCOUNT IS NOT, AND HAS NOT BEEN FOR THE IMMEDIATELY PRECEDING THREE MONTHS, AN AFFILIATE OF BEST INC. (THE “COMPANY”) (OTHER THAN AN ENTITY AFFILIATED WITH ALIBABA THAT PURCHASED REGULATION S NOTES IN THE OFFER AND ITS RESPECTIVE AFFILIATES), AND

(2)               AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY, THE AMERICAN DEPOSITARY SHARES DELIVERABLE UPON CONVERSION OF THIS SECURITY AND THE RESTRICTED SHARES REPRESENTED THEREBY, OR ANY BENEFICIAL INTEREST HEREIN OR THEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)             TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)              PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)              TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)             TO A NON U.S. PERSON LOCATED OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR

(E)              PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE).

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (2)(E) ABOVE, THE COMPANY, THE DEPOSITARY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE THREE IMMEDIATELY PRECEDING MONTHS (OTHER THAN AN ENTITY AFFILIATED WITH ALIBABA THAT PURCHASED REGULATION S NOTES IN THE OFFER AND ITS RESPECTIVE AFFILIATES) MAY PURCHASE, OTHERWISE ACQUIRE OR OWN THIS NOTE, THE RESTRICTED ADSs DELIVERABLE UPON CONVERSION HEREOF AND THE RESTRICTED SHARES REPRESENTED THEREBY, OR A BENEFICIAL INTEREST HEREIN OR THEREIN.

5.                  Limitations on Transfer and Cancellation of Conversion Restricted ADSs. The Conversion Restricted ADSs shall be transferable and eligible for cancellation only (i) in the circumstances described in Sections 6, 7, 8, 9 10 and 11 below, or (ii) as otherwise contemplated in a supplemental letter agreement. Transfers or cancellations described in clause (ii) above shall, unless otherwise specified in the applicable supplemental letter agreement, also require the delivery to the Depositary, (x) all applicable documentation otherwise contemplated by the Deposit Agreement and this Letter Agreement (including, without limitation, medallion guarantees and opinions of U.S. counsel), and (y) such other documents as may reasonably be requested by the Depositary under the terms of the applicable supplemental letter agreement.

6.                  Limitations On Cancellation of Conversion Restricted ADSs. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a supplemental letter agreement, not to release any Conversion Restricted Shares or cancel any Conversion Restricted ADSs for the purpose of withdrawing the underlying Conversion Restricted Shares unless (i) the conditions applicable to the withdrawal of Conversion Restricted Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), including, without limitation, the surrender for cancellation of the Conversion Restricted ADSs (accompanied by the requisite Medallion Signature Guaranty Stamps, if so required under the terms of the Deposit Agreement) and the applicable ADS cancellation fees payable under the terms of the Deposit Agreement, and (ii) the Depositary shall have received from the person requesting the withdrawal of the Conversion Restricted Shares a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit B (such certification, a “Withdrawal Certification”).

7.                  Exchange of Conversion Restricted ADSs for ADSs Upon Resale Covered by a Resale Registration Statement. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a supplemental letter agreement, to cancel the relevant Conversion Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof only upon receipt of (i) the Conversion Restricted ADSs (accompanied by the requisite Medallion Signature Guaranty Stamps, if so required under the terms of the Deposit Agreement), and (ii) a duly completed and signed Resale Certification and Issuance Instruction with respect to such Conversion Restricted ADSs, substantially in the forms attached hereto as Exhibit C-1 (the “Resale Certification and Issuance Instruction for Non-Affiliate Noteholders”) and Exhibit C-2 (the “Resale Certification and Issuance Instruction for Affiliate Noteholders”) (each a “Resale Certification and Issuance Instruction”) stating that the resale of the Conversion Restricted ADSs is covered by an effective resale registration statement.

8.                  Exchange of Conversion Restricted ADSs for ADSs Upon Sale Pursuant to Rule 144. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a supplemental letter agreement, to cancel the Conversion Restricted ADSs and to issue and deliver freely transferable ADSs in respect thereof only upon receipt of (i) such Conversion Restricted ADSs (accompanied by the requisite Medallion Signature Guaranty Stamps, if so required under the terms of the Deposit Agreement), (ii) a duly completed and signed Resale Certification and Issuance Instruction containing representations of the transferor relating to the transfer of ADSs pursuant to Rule 144 of the Securities Act, if prior thereto, the Depositary shall have received a legal opinion of U.S. counsel reasonably satisfactory to the Depositary stating that as of the date thereof a resale satisfying the conditions enumerated in Rule 144 of the Securities Act is exempt from registration under the Securities Act and that the ADSs, upon transfer, will not be Restricted Securities (as defined in the Deposit Agreement).

9.                  Removal of Transfer Restrictions on Conversion Restricted ADSs. The Depositary shall remove all stop transfer notations from its records in respect of specified Conversion Restricted ADSs and shall treat such Conversion Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (x) written instructions from the Company to so remove all stop transfer notations from its records in respect of specified Conversion Restricted ADSs and to treat such Conversion Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, (y) an opinion of U.S. counsel to the Company stating, inter alia, that the removal of the restrictive notations with respect to Conversion Restricted ADSs and the Conversion Restricted Shares, and the treatment of such Conversion Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs, do not violate the registration requirements of the Securities Act, and (z) payment of the ADS issuance and cancellation fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement. Upon receipt of such instructions, opinion of counsel, and payment of fees, taxes and expenses, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Conversion Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Conversion Restricted ADSs.

10.              Transfers of Affiliate Conversion Restricted ADSs. The Affiliate Conversion Restricted ADSs shall be transferable as Restricted ADSs only by the Holders thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement and payment of the applicable fees, taxes and expenses otherwise payable in connection with the transfer of ADSs under the terms of the Deposit Agreement and this Note Conversion Letter Agreement, (ii) a Transfer Certification for Affiliate Conversion Restricted ADSs from the transferring Holder substantially in the form attached hereto as Exhibit D (the “Transfer Certification for Affiliate Conversion Restricted ADSs”), and (iii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth above in Section 4).

11.              Transfers and Cancellations of Conversion Restricted ADSs in Circumstances Not Covered by Sections 6, 7, 8, 9 or 10. The Company instructs the Depositary, and the Depositary agrees, except as may be contemplated in a supplemental letter agreement, to cancel the Conversion Restricted ADSs and to issue and deliver freely transferable ADSs (or Shares, if applicable) in respect thereof in circumstances not covered by Sections 6, 7, 8, 9 or 10, only (x) upon receipt of (i) such Conversion Restricted ADSs (accompanied by the requisite Medallion Signature Guaranty Stamps, if so required under the terms of the Deposit Agreement), (ii) a legal opinion of the Conversion Restricted ADS owner’s U.S. counsel stating that the transfer is exempt from registration under the Securities Act and that the ADSs (or Shares, if applicable), upon transfer, will not be Restricted Securities, and (iii) in the case of a transfer to a purchaser who will receive freely transferable ADSs, a duly completed and signed Resale Certification and Issuance Instruction containing the applicable representations of the transferor, and (y) in the case of cancellation of Conversion Restricted ADSs, if the conditions for cancellation of ADSs and withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied upon receipt of a duly completed Withdrawal Certification (containing such terms and conditions as the Company and Depositary may agree are reasonably necessary for the cancellation being contemplated).

12.              Fungibility. Except as contemplated herein and except as required by applicable law, the Conversion Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Conversion Restricted ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Conversion Restricted ADSs on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

13.              Representations and Warranties. The Company hereby represents and warrants and covenants to the Depositary as of the date hereof and as of the date of each subsequent deposit of Shares or Conversion Restricted Shares, as applicable, under this Letter Agreement upon Conversion of the Notes that (i) it will deposit Shares or Conversion Restricted Shares, as applicable, in accordance with the terms and conditions of the Notes as set out in the indenture dated September 17, 2019 (the “Indenture”), as may be amended and supplemented from time to time, by and between the Company, Citicorp International Limited, as trustee, paying agent, transfer agent, conversion agent, and registrar and only after receipt from the Converting Noteholder of such Notes, as part of the conversion notice relating to such Notes required pursuant to the Indenture, and of a certification (a copy of which will be provided by the Company to the Depositary upon request) to the effect that the proposed transaction is being made in compliance with the Securities Act and applicable state securities laws, (ii) the Shares or Conversion Restricted Shares, as applicable, being deposited or to be deposited into the ADS facility upon Conversion of the Notes for the purpose of the issuance of ADSs or Conversion Restricted ADSs, as applicable, are duly authorized, validly issued, fully paid and non-assessable, and free of any preemptive rights of the holders of outstanding Shares, (iii) the terms of the Purchase Agreement provide that the Notes will be resold by Initial Purchasers named in the Purchase Agreement in accordance with Rule 144A under the Securities Act or in reliance on Regulation S under the Securities Act, (iv) it will cause the Shares or Conversion Restricted Shares, as applicable, underlying the ADSs or Conversion Restricted ADSs deliverable upon Conversion of such Notes to be deposited with the Custodian and shall instruct the Depositary to issue ADSs or Conversion Restricted ADSs in accordance with the Deposit Agreement and the terms of this Letter Agreement, (v) all approvals required by Cayman Islands law (including, without limitation, under the Company’s Articles of Association and Bylaws) to permit the deposit of Shares or Conversion Restricted Shares, as applicable, upon Conversion of the Notes under the Deposit Agreement and this Letter Agreement have been, or will be, obtained prior to the deposit of such Shares or Conversion Restricted Shares, (vi) the Shares or Conversion Restricted Shares, as applicable, are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (vii) to the Company’s reasonable knowledge, none of the terms of this Letter Agreement and none of the transactions contemplated in this Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party. Such representations and warranties shall survive each deposit of Shares or Conversion Restricted Shares, as applicable, and each issuance of ADSs or Conversion Restricted ADSs upon Conversion of the Notes.

14.              Company Assistance. The Company agrees to (i) assist the Depositary in the establishment of such procedures to enable the acceptance of the deposit of the Shares upon Conversion of the Notes, the issuance of the ADSs or Conversion Restricted ADSs, as applicable, and the delivery of such ADSs or Conversion Restricted ADSs, as applicable, and (ii) take, and cause, instruct or direct others to take, commercially reasonable steps necessary and satisfactory to the Depositary to ensure that the acceptance of the deposit of the Shares or Conversion Restricted Shares, as applicable, upon Conversion of the Notes, the issuance of the corresponding ADSs or Conversion Restricted ADSs, as applicable, and the delivery of such ADSs or Conversion Restricted ADSs, as applicable, in each case upon the terms and conditions set forth in the Deposit Agreement and this Letter Agreement, do not materially prejudice the rights of Holders and Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

In furtherance of the foregoing, the Company shall (A) at the time of execution of this Letter Agreement, cause its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) assuming its due authorization, execution and delivery, this Letter Agreement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and (ii) the offer and sale of the Notes in accordance with the terms of the Purchase Agreement has been duly registered under the Securities Act or is otherwise exempt from the registration requirements set forth under the Securities Act or such other terms acceptable to the Depositary, (B) from time to time, upon Conversion of the Notes and upon the offer and sale of the Notes in accordance with the terms of the Purchase Agreement, cause its U.S. counsel to deliver an opinion to the Depositary as of the date of each such Conversion stating, inter alia, that the deposit of Shares or Conversion Restricted Shares, as applicable, by the Company on behalf of Converting Noteholders and the issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, in each case from time to time and upon the terms contemplated herein, have been duly registered under the Securities Act or are otherwise exempt from the registration requirements set forth under the Securities Act or such other terms acceptable to the Depositary, and (C) at the time of execution of this Letter Agreement , cause its Cayman Islands counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) the Company has duly authorized and executed this Letter Agreement, (ii) this Letter Agreement constitutes a legal, valid and binding obligation of the Company under Cayman Islands law enforceable against the Company upon its terms, (iii) all approvals required by Cayman Islands applicable law to permit the deposit of Shares or Conversion Restricted Shares, as applicable, under the Deposit Agreement and this Letter Agreement have been obtained, and (iv) the terms of this Letter Agreement and the transactions contemplated by this Letter Agreement do not and will violate the Articles of Association of the Company nor any applicable law, regulation, order or decree in the Cayman Islands.

15.              Depositary Fees. Subject to any other agreements between the Company and the Depositary with respect to the manner in which the fees payable to the Depositary hereunder are paid, the Company and the Depositary agree that the Company shall pay to the Depositary: (i) an ADS issuance fee of up to US$0.05 per ADS or Conversion Restricted ADS, as applicable, issued pursuant to each Conversion of the Notes, (ii) with respect to the Affiliate Conversion Restricted ADS facility, an establishment fee of US$10,000.00 upon signature of this Letter Agreement and an annual administration fee of US$10,000.00 payable on each anniversary of the date hereof for services rendered in connection with the Affiliate Conversion Restricted ADSs facility (until the maturity of the Notes), and (iii) all reasonable costs and expenses (including all related legal fees) incurred by or on behalf of the Depositary in connection with the Offer and the Conversion of the Notes and the issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, in each case as contemplated by this Letter Agreement.

16.              Fractional Shares and ADSs. Notwithstanding anything to the contrary in the Deposit Agreement, the Company will not deliver to the Depositary or the Custodian in connection with the issuance of ADSs or Conversion Restricted ADSs, as applicable, upon Conversion of Notes, and the Depositary shall not be required to accept under any circumstances (i) any fraction of a Share or Conversion Restricted Share, as applicable, nor (ii) a number of Shares or Conversion Restricted Shares, as applicable, which upon application of the ADS to Share ratio would give rise to a fraction of an ADS or a Conversion Restricted ADS, as applicable. Also, the Depositary shall not be required to accept or distribute under any circumstances, any cash payments for fractional entitlements.

17.              F-6 Registration Statement. The parties hereto agree that a signed copy of this Letter Agreement shall be filed as an exhibit to the next Registration Statement on Form F-6 (or next amendment to the existing Registration Statement on Form F-6 currently on file) in respect of the ADSs. The parties hereto further agree that, notwithstanding anything contained herein to the contrary, the Depositary shall not be obligated to issue any ADSs upon Conversion of the Notes if there is an insufficient number of ADS then registered under the existing Registration Statement on Form F-6 then on file, or if such Registration Statement on Form F-6 is the subject of a stop order or a proceeding for that purpose.

18.              Miscellaneous.

The parties acknowledge and agree that the indemnification obligations contained in Section 5.8 of the Deposit Agreement shall apply to all of the terms, conditions, obligations and performances under this Letter Agreement as if they were set forth in the Deposit Agreement.

The parties hereto agree to duly execute and deliver, or cause to be duly executed and delivered, such further documents and instruments and do and cause to be done such further acts, as may be reasonably requested by the other party in order to implement the terms and provisions of this Letter Agreement and to effectuate the purpose and intent hereof.

This Letter Agreement shall be interpreted and all rights hereunder and the provisions hereof shall be governed by the law of the State of New York and the jurisdiction clause set forth in the Deposit Agreement shall apply, mutatis mutandis, to this Letter Agreement.

This Letter Agreement shall be binding upon the parties hereto, and their respective legal successors and permanent assigns,

This Letter Agreement may not be modified or amended except by a writing signed by both parties hereto.

This Letter Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall constitute one and the same instrument.

Kindly indicate your acceptance and agreement to the foregoing by signing this letter below in the space provided.

BEST INC.

		By:	/s/ Shao-Nig Johnny Chou
Name: Shao-Nig Johnny Chou
Title: Chairman and Chief Executive Officer

Accepted and Agreed
as of the date first written above

CITIBANK, N.A.,
as Depositary

By:	/s/ Keith Galfo
Name:	Keith Galfo
Title:	Vice President

EXHIBITS
A-1	Form of Conversion Issuance Instruction for Non-Affiliate Noteholders
A-2	Form of Conversion Issuance Instruction for Affiliate Noteholders
B	Form of Withdrawal Certification
C-1	Form of Resale Certification and Issuance Instruction for Non-Affiliate Noteholders
C-2	Form of Resale Certification and Issuance Instruction for Affiliate Noteholders
D	Form of Transfer Certificate for Affiliate Conversion Restricted ADSs

EXHIBIT A-1

to

Note Conversion Letter Agreement,

dated as of September 17, 2019,

by and between

BEST INC.

and

CITIBANK, N.A.

_____________________

Conversion Issuance Instruction for Non-Affiliate Noteholders

_____________________

[DATE]

Citibank, N.A. – ADR Depositary

388 Greenwich Street

New York, NY 10013

Attn.: Depositary Receipts Department/Hank Hui

By Email:

hank.hui@citi.com

keith.galfo@citi.com

leslie.deluca@citi.com

daisy.xu@citi.com

gloria.bi@citi.com

Re: Best Inc.

Dear Sirs:

Reference is made to (i) the Deposit Agreement, dated as of September 22, 2017 (the “Deposit Agreement”), by and among BEST Inc., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Note Conversion Letter Agreement, dated as of September 17, 2019 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, upon the Conversion of the Company’s 1.75% Convertible Senior Notes due 2024. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or the Letter Agreement, as applicable.

 A-1-1

In accordance with and subject to the terms set forth in the Letter Agreement and the Deposit Agreement, the Company has deposited the number of Shares or Conversion Restricted Shares, as applicable, identified below, along with a certified true copy of the Company’s register of members reflecting the Custodian (or its nominee) as the registered holder of the corresponding number of Shares or Conversion Restricted Shares, as applicable, and hereby instructs the Depositary to issue the number of ADSs, Non-Affiliate Conversion Restricted ADSs or Affiliate Conversion Restricted ADSs, as applicable, identified below:

Number of Shares or Conversion Restricted Shares, as applicable, deposited:	___________ Shares or Conversion Restricted Shares, as applicable.

Conversions prior to September 17, 2020 (or such later date as the Company may instruct the Depositary)	Number of Non-Affiliate Conversion Restricted ADSs to be issued (CUSIP No.: 08653C 205):	___________ Non-Affiliate Conversion Restricted ADSs*
___ The Non-Affiliate Conversion Restricted ADSs are hereby delivered for the benefit of a Converting Noteholder who is (x) not an Affiliate of the Company and (y) a “qualified institutional buyer” (as defined under Rule 144A), or a non-U.S. person located outside the United States (as each such term is defined under Regulation S under the Securities Act) as of the date hereof.
OR
Conversions on or after September 17, 2020 (or such later date as the Company may instruct the Depositary)	Number of freely transferrable ADSs to be issued (CUSIP No.: 08653C 106):	__________ ADSs**
___ The freely transferable ADSs are hereby distributed for the benefit of Converting Noteholders who are not Affiliates of the Company.

_________________________

* Non-Affiliate Conversion Restricted ADSs to be issued upon Conversion of Notes as follows prior to September 17, 2020 (or such later date as the Company may instruct the Depositary):

--	Conversion of Rule 144A Notes initially sold to a Non-Affiliate Holder (who are “qualified institutional buyers” or non-U.S. persons located outside the United);

--	Conversion of Regulation S Notes initially sold to a Non-Affiliate Holder (who are “qualified institutional buyers” or non-U.S. persons located outside the United).

** Freely transferable ADSs may be issued upon Conversion of Notes by non-Affiliates on or after September 17, 2020 (or such later date as the Company may instruct the Depositary) as follows:

--	Conversion of Rule 144A Notes initially sold to a Non-Affiliate Holder;

--	Conversion of Regulation S Notes initially sold to a Non-Affiliate Holder.

 A-1-2

Delivery instructions

Deliveries into DTC

Name of DTC Participant to which the ADSs are to be delivered:	_____________________________
DTC Participant Account No.:	_____________________________
Account No. for recipient of ADSs at DTC Participant (f/b/o information):	_____________________________
Name of Converting Noteholder on whose behalf the above number of ADSs are to be issued and delivered:	_____________________________
Contact person at DTC Participant:	_____________________________
Daytime telephone number of contact person at DTC Participant:	_____________________________

The Company hereby confirms that the representations, warranties and covenants contained in Section 13 of the Letter Agreement are true, accurate and correct as of the date hereof.

Pursuant to Section 15 of the Letter Agreement, the Company hereby acknowledges that an aggregate issuance fee in the amount of US$[•], being the sum of the per ADS issuance fee multiplied by the number of ADSs or Conversion Restricted ADSs, as applicable, instructed to be issued above pursuant to this Conversion Issuance Instruction (i.e., US$0.05 * [•]), shall be promptly paid by the Company to the following Depositary account:

 A-1-3

Citibank, N.A.

ABA number: 021000089

DDA number: 36859028

RE: BEST Inc. Note Conversion

Attn.: Hank Hui, Account Management

and the Company further acknowledges that the Depositary shall have no obligation to issue any such ADSs or Non-Affiliate Conversion Restricted ADSs, as applicable, prior to its receipt of such payment in full.

BEST INC.

By:
Name:
Title:

 A-1-4

EXHIBIT A-2

to

Note Conversion Letter Agreement,

dated as of September 17, 2019,

by and between

BEST INC.

and

CITIBANK, N.A.

_____________________

Conversion Issuance Instruction for Affiliate Noteholders

_____________________

[DATE]

Citibank, N.A. – ADR Depositary

388 Greenwich Street

New York, NY 10013

Attn.: Depositary Receipts Department/Hank Hui

By Email:

hank.hui@citi.com

keith.galfo@citi.com

leslie.deluca@citi.com

daisy.xu@citi.com

gloria.bi@citi.com

Re: Best Inc.

Dear Sirs:

Reference is made to (i) the Deposit Agreement, dated as of September 22, 2017 (the “Deposit Agreement”), by and among BEST Inc., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Note Conversion Letter Agreement, dated as of September 17, 2019 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, upon the Conversion of the Company’s 1.75% Convertible Senior Notes due 2024. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or the Letter Agreement, as applicable.

 A-2-1

In accordance with and subject to the terms set forth in the Letter Agreement and the Deposit Agreement, the Company has deposited the number of Shares or Conversion Restricted Shares, as applicable, identified below, along with a certified true copy of the Company’s register of members reflecting the Custodian (or its nominee) as the registered holder of the corresponding number of Shares or Conversion Restricted Shares, as applicable, and hereby instructs the Depositary to issue the number of ADSs, Non-Affiliate Conversion Restricted ADSs or Affiliate Conversion Restricted ADSs, as applicable, identified below:

Number of Shares or Conversion Restricted Shares, as applicable, deposited:	___________ Shares or Conversion Restricted Shares, as applicable.

	Number of Affiliate Conversion Restricted ADSs to be issued (CUSIP No.: 08653C 999):	___________ Affiliate Conversion Restricted ADSs*
Conversions prior to September 17, 2020 (or such later date as the Company may instruct the Depositary)

 ___      The Affiliate Conversion Restricted ADSs are hereby delivered for the benefit of a Converting Noteholder who is an Affiliate Noteholder as of the date hereof or who has been an Affiliate at any time during the 90 days immediately preceding the date hereof

OR
Conversions on or after September 17, 2020 (or such later date as the Company may instruct the Depositary)	Number of freely transferrable ADSs to be issued (CUSIP No.: 08653C 106):	__________ ADSs**
___ The freely transferable ADSs are hereby distributed for the benefit of Converting Noteholders who are not Affiliates of the Company.

_________________________

* Affiliate Conversion Restricted ADSs to be issued upon Conversion of Notes as follows

--        prior to September 17, 2020 (or such later date as the Company may instruct the Depositary), Conversion of Regulation S Notes initially sold to an Alibaba Entity who is an Affiliate of the Company at the time of the Conversion, or has been an Affiliate at any time during the 90 days immediately preceding such Conversion (who is a “qualified institutional buyer”, or a non-U.S. person located outside the United States):

--        on or after September 17, 2020 (or such later date as the Company may instruct the Depositary), Conversion of Regulation S Notes initially sold to an Alibaba Entity who is an Affiliate of the Company at the time of the Conversion, or has been an Affiliate at any time during the 90 days immediately preceding such Conversion.

 A-2-2

Delivery instructions

Deliveries outside of DTC

Name of person to whom the Affiliate Conversion Restricted ADS is to be credited:	_____________________________
Street Address:	_____________________________ _____________________________
City, State, and Country:	_____________________________
Nationality:	____________________________
Social Security or Tax Identification Number:	_____________________________
Daytime telephone number of contact person:	_____________________________

The Company hereby confirms that the representations, warranties and covenants contained in Section 13 of the Letter Agreement are true, accurate and correct as of the date hereof.

Pursuant to Section 15 of the Letter Agreement, the Company hereby acknowledges that an aggregate issuance fee in the amount of US$[•], being the sum of the per ADS issuance fee multiplied by the number of ADSs or Conversion Restricted ADSs, as applicable, instructed to be issued above pursuant to this Conversion Issuance Instruction (i.e., US$0.05 * [•]), shall be promptly paid by the Company to the following Depositary account:

Citibank, N.A.

ABA number: 021000089

DDA number: 36859028

RE: BEST Inc. Note Conversion

Attn.: Hank Hui, Account Management

 A-2-3

and the Company further acknowledges that the Depositary shall have no obligation to issue any such ADSs or Conversion Restricted ADSs, as applicable, prior to its receipt of such payment in full.

BEST INC.

By:
Name:
Title:

 A-2-4

EXHIBIT B

to

Note Conversion Letter Agreement,

dated as of September 17, 2019,

by and between

BEST INC.

and

CITIBANK, N.A.

_____________________

Withdrawal Certification

_____________________

[DATE]

Citibank, N.A. – ADR Depositary

388 Greenwich Street

New York, NY 10013

Attn.: Depositary Receipts Department/Hank Hui

By Email:

hank.hui@citi.com

keith.galfo@citi.com

leslie.deluca@citi.com

daisy.xu@citi.com

gloria.bi@citi.com

Re: Best Inc.

Dear Sirs:

Reference is made to (i) the Deposit Agreement, dated as of September 22, 2017 (the “Deposit Agreement”), by and among Best Inc., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Note Conversion Letter Agreement, dated as of September 17, 2019 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, upon the Conversion of the Company’s 1.75% Convertible Senior Notes due 2024. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or the Letter Agreement, as applicable.

This Withdrawal Certification is being furnished in connection with the withdrawal Conversion Restricted Shares (as defined in the Letter Agreement) upon surrender of Conversion Restricted ADSs (as defined in the Letter Agreement) to the Depositary.

(A)       We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Conversion Restricted Shares represented by the Conversion Restricted ADSs have not been registered under the Securities Act; and

(B)       We certify that we, and, if we are not the beneficial owner, the beneficial owner has certified that it, will sell the Conversion Restricted Shares in compliance with the requirements of the U.S. securities laws (including, without limitation, the applicable laws of the states of the United States), and we, and, if we are not the beneficial owner, the beneficial owner has certified that it, will not deposit, or cause to be deposited, such Conversion Restricted Shares into any depositary receipts facility established or maintained by a depositary bank other than a restricted facility established and maintained for such purpose.

Very truly yours,

[NAME OF CERTIFYING ENTITY]

By:
Name:
Title:

MEDALLION GUARANTEE

Medallion Signature Guaranty Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc. The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

EXHIBIT C-1

to

Note Conversion Letter Agreement,

dated as of September 17, 2019,

by and between

BEST INC.

and

CITIBANK, N.A.

_____________________

Resale Certification and Issuance Instruction for Non-Affiliate Noteholders

_____________________

[DATE]

Citibank, N.A. – ADR Depositary

388 Greenwich Street

New York, NY 10013

Attn.: Depositary Receipts Department/Hank Hui

By Email:

hank.hui@citi.com

keith.galfo@citi.com

leslie.deluca@citi.com

daisy.xu@citi.com

gloria.bi@citi.com

Re: Best Inc.

Dear Sirs:

Reference is made to (i) the Deposit Agreement, dated as of September 22, 2017 (the “Deposit Agreement”), by and among Best Inc., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Note Conversion Letter Agreement, dated as of September 17, 2019 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, upon the Conversion of the Company’s 1.75% Convertible Senior Notes due 2024. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or the Letter Agreement, as applicable.

 C-1-1

This Resale Certification and Issuance Instruction is being provided in connection with our request to the Depositary to transfer Non-Affiliate Conversion Restricted ADSs (CUSIP No.: 08653C 205) in the form of freely transferable ADSs (CUSIP No.: 08653C 106) in connection with our sale of such Conversion Restricted ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

The undersigned certifies that (please check appropriate box below):

*☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which the Conversion Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (as defined in Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act,

OR

**☐ Sale Exempt from Registration (Rule 144 post-six months to one year sales only): the Conversion Restricted ADSs to be transferred and the Conversion Restricted Shares represented thereby (x) are not held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, and (y) at the time of such sale, the Company is in full compliance with its reporting obligations to the US Securities and Exchange Commission under the Exchange Act,

OR

**☐ Sale Exempt from Registration (Rule 144 post-one year sales only): the Conversion Restricted ADSs to be transferred and the Conversion Restricted Shares represented thereby (x) are not held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Conversion Restricted Shares represented by such Conversion Restricted ADSs were acquired from the Company or an affiliate of the Company,

OR

**☐ Sale Exempt from Registration (Sales Other than Pursuant to Rule 144): the Conversion Restricted ADSs to be transferred and the Conversion Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (as defined in Rule 144(a)(3) under the Securities Act).

_________________________________

* The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

** The delivery of the requisite opinion of counsel to cover this transaction is the responsibility of the selling Conversion Restricted ADS holder.

 C-1-2

The undersigned hereby requests that the Depositary:

(i)	cancel the following number of Non-Affiliate Conversion Restricted ADSs for the issuance of freely transferable unrestricted ADSs:

__________________________________________

(CUSIP No.: 08653C 205), and

(ii)	following the cancellation of the Conversion Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

____________________________
(CUSIP No.: 08653C 106)

to the person(s) identified below:

Name of DTC Participant acting for undersigned:	_____________________________
DTC Participant Account No.:	_____________________________
Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________
Onward Delivery Instructions of undersigned:	_____________________________
Contact person at DTC Participant:	_____________________________
Daytime telephone number of contact person at DTC Participant:	_____________________________

The undersigned hereby instructs the Depositary to cancel the Conversion Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Conversion Restricted ADSs held by the undersigned so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Letter Agreement in connection the cancellation of Conversion Restricted ADSs and the issuance of ADSs is being made to the Depositary concurrently herewith.

 C-1-3

Name of Beneficial Owner (or Representative):	__________________________________
Date:	__________________________________
Signature of Beneficial Owner (or Representative):	__________________________________ (Identify Title if Acting in Representative Capacity)

 C-1-4

EXHIBIT C-2

to

Note Conversion Letter Agreement,

dated as of September 17, 2019,

by and between

BEST INC.

and

CITIBANK, N.A.

_____________________

Resale Certification and Issuance Instruction for Affiliate Noteholders

_____________________

[DATE]

Citibank, N.A. – ADR Depositary

388 Greenwich Street

New York, NY 10013

Attn.: Depositary Receipts Department/Hank Hui

By Email:

hank.hui@citi.com

keith.galfo@citi.com

leslie.deluca@citi.com

daisy.xu@citi.com

gloria.bi@citi.com

Re: Best Inc.

Dear Sirs:

Reference is made to (i) the Deposit Agreement, dated as of September 22, 2017 (the “Deposit Agreement”), by and among Best Inc., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Note Conversion Letter Agreement, dated as of September 17, 2019 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, upon the Conversion of the Company’s 1.75% Convertible Senior Notes due 2024. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or the Letter Agreement, as applicable.

 C-2-1

This Resale Certification and Issuance Instruction is being provided in connection with our request to the Depositary to transfer Affiliate Conversion Restricted ADSs (CUSIP No.: 08653C 999) in the form of freely transferable ADSs (CUSIP No.: 08653C 106) in connection with our sale of such Conversion Restricted ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

The undersigned certifies that (please check appropriate box below):

*☐ Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which the Conversion Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (as defined in Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act,

OR

**☐ Sale Exempt from Registration (Rule 144 post-six months to one year sales only): the Conversion Restricted ADSs to be transferred and the Conversion Restricted Shares represented thereby (x) are not held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, and (y) at the time of such sale, the Company is in full compliance with its reporting obligations to the US Securities and Exchange Commission under the Exchange Act,

OR

**☐ Sale Exempt from Registration (Rule 144 post-one year sales only): the Conversion Restricted ADSs to be transferred and the Conversion Restricted Shares represented thereby (x) are not held by an affiliate of the Company or a person who has been an affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Conversion Restricted Shares represented by such Conversion Restricted ADSs were acquired from the Company or an affiliate of the Company,

OR

**☐ Sale Exempt from Registration (Sales Other than Pursuant to Rule 144): the Conversion Restricted ADSs to be transferred and the Conversion Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (as defined in Rule 144(a)(3) under the Securities Act).

_________________________________

* The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.

** The delivery of the requisite opinion of counsel to cover this transaction is the responsibility of the selling Conversion Restricted ADS holder.

 C-2-2

The undersigned hereby requests that the Depositary:

(iii)	cancel the following number of Affiliate Conversion Restricted ADSs for the issuance of freely transferable unrestricted ADSs:

__________________________________________

(CUSIP No.: 08653C 999), and

(iv)	following the cancellation of the Conversion Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:

____________________________
(CUSIP No.: 08653C 106)

1.       If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	_____________________________
DTC Participant Account No.:	_____________________________
Account No. for undersigned at DTC Participant (f/b/o information):	_____________________________
Onward Delivery Instructions of undersigned:	_____________________________
Contact person at DTC Participant:	_____________________________
Daytime telephone number of contact person at DTC Participant:	_____________________________

2.       If ADSs are to be issued and delivered in the form of uncertificated ADSs or in the form of an ADR:

Name of Purchaser/Transferee:	_____________________________
Street Address:	_____________________________
City, State, and Country:	_____________________________
Nationality:	_____________________________
Social Security or Tax Identification Number:	_____________________________

 C-2-3

The undersigned hereby instructs the Depositary to cancel the Affiliate Conversion Restricted ADSs to be transferred in the form of freely transferable ADSs and, if applicable, to issue to the undersigned a statement identifying the number of Affiliate Conversion Restricted ADSs held by the undersigned so transferred. The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned. The undersigned confirms that applicable fees, taxes and expenses payable under the terms of the Deposit Agreement and the Letter Agreement in connection the cancellation of Affiliate Conversion Restricted ADSs and the issuance of ADSs is being made to the Depositary concurrently herewith.

Name of Owner:	__________________________________
Social Security Number or Taxpayer Identification Number of Owner:	__________________________________
Account Number of Owner:	__________________________________
Date:	__________________________________
Signature of Owner:	__________________________________ (Identify Title if Acting in Representative Capacity)

 C-2-4

MEDALLION GUARANTEE

Medallion Signature Guaranty Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc. The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

 C-2-5

EXHIBIT D

to

Note Conversion Letter Agreement,

dated as of September 17, 2019,

by and between

BEST INC.

and

CITIBANK, N.A.

_____________________

Transfer Certificate for Affiliate Conversion Restricted ADSs

_____________________

[DATE]

Citibank, N.A. – ADR Depositary

388 Greenwich Street

New York, NY 10013

Attn.: Depositary Receipts Department/Hank Hui

By Email:

hank.hui@citi.com

keith.galfo@citi.com

leslie.deluca@citi.com

daisy.xu@citi.com

gloria.bi@citi.com

Re: Best Inc.

Dear Sirs:

Reference is made to (i) the Deposit Agreement, dated as of September 22, 2017 (the “Deposit Agreement”), by and among Best Inc., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the “Company”), Citibank, N.A., as Depositary, and all Holders and Beneficial Owners of American Depositary Shares (“ADSs”) issued thereunder, and (ii) the Note Conversion Letter Agreement, dated as of September 17, 2019 (the “Letter Agreement”), by and between the Company and the Depositary, in connection with issuance and delivery of ADSs or Conversion Restricted ADSs, as applicable, upon the Conversion of the Company’s 1.75% Convertible Senior Notes due 2024. Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement or the Letter Agreement, as applicable.

 D-1

In connection with the transfer of the Affiliate Conversion Restricted ADSs surrendered herewith (the “Surrendered Affiliate Conversion Restricted ADSs”) to the person(s) specified in Schedule I hereto, the undersigned Holder certifies that:

(Check one)

___	(a)	The Surrendered Affiliate Conversion Restricted ADSs are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional Buyer” (within the meaning of Rule 144A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Affiliate Conversion Restricted ADSs for investment purposes only without a view to distribution.

OR

___	(b)	The Surrendered Affiliate Conversion Restricted ADSs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Rules 903 or 904 of Regulation S under the Securities Act and the transferee is acquiring the Surrendered Affiliate Conversion Restricted ADSs for investment purposes without a view to distribution.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Affiliate Conversion Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement and the Letter Agreement shall have been satisfied (including, without limitation, the delivery of an opinion of U.S. securities counsel).

The transferor confirms that applicable fees, taxes and expenses payable in connection the transfer of ADSs under the terms of the Deposit Agreement and the Letter Agreement is being made to the Depositary concurrently herewith.

The transferee has and, if acting on behalf of the Beneficial Owner, such Beneficial Owner has agreed to take an Affiliate Conversion Restricted ADSs identical to the Affiliate Conversion Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Letter Agreement.

By:
Name:
Title:
Dated:

 D-2

MEDALLION GUARANTEE

Medallion Signature Guaranty Stamp (Notary public seal is not acceptable)

Name of Firm Issuing Guarantee:_________________________________________________________________

Authorized Signature of Officer:_________________________________________________________________

Title of Officer Signing This Guarantee:___________________________________________________________

Address:_____________________________________________________________________________________

____________________________________________________________________________________________

Area Code and Telephone Number:________________________________________________________________

Dated:_______________________________________________________________________________________

The signature(s) above must be guaranteed by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association, Inc. The signature(s) must be stamped with a Medallion Signature Guarantee by a qualified financial institution, such as a commercial bank, savings bank, savings and loan institutions, U.S. stock broker and security dealer, or credit union, that is participating in an approved Medallion Signature Guarantee Program. A NOTARY PUBLIC SEAL IS NOT ACCEPTABLE.

D-3